MORGAN STANLEY
CDC MORTGAGE CAPITAL INC. 2003-HE1
PROSUPP SECURITIZATION POPULATION
ALL RECORDS
3,342 RECORDS
BALANCE: 541,095,770


SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Current Mortgage Loan Principal Balance ($) less than 75K
------------------------------------------------------------

2. Current Mortgage Loan Principal Balance ($) greater than 400K
----------------------------------------------------------------

3. FICO Score NA or less than 600
---------------------------------

4. Original Loan-to-Value Ratio (greater than equal to 80)
----------------------------------------------------------

5. Occupancy (second home only)
-------------------------------

6. Occupancy (investment only)
------------------------------

7. Property Type
----------------

8. Documentation Level (Stated Doc)
-----------------------------------

9. Documentation Level (Limited Alt Doc)
----------------------------------------

10. Current Mortgage Rates (%) (greater than 12)
------------------------------------------------

11. Property Type (MH only)
---------------------------

12. Back Ratio
--------------

13. Original Combined LTV Ratios (Loans with silent 2nd)
--------------------------------------------------------



1. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($) LESS THAN 75K

------------------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL                                                 % OF      % OF
CURRENT MORTGAGE LOAN                  # OF       PRINCIPAL                                     % OF    PRIMARY    SINGLE     % OF
PRINCIPAL BALANCE ($) LESS
THAN 75K                              LOANS       BALANCE      WAC    WAM   FICO      LTV    FULL DOC    RESI     FAMILY   PURCHASE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                        62      1,181,591.88  11.579   239    668     25.99    44.83      79.69    66.81      75.16
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                  291     11,552,207.85  10.565   280    626     49.08    57.97      83.54     76.8      43.77
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                  434     27,245,967.35   9.326   324    617     67.58    70.37      86.52     79.1         35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 787     39,979,767.08   9.751   309    621        61    66.03      85.46    78.07      38.72
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 9,845.46
Maximum: 74,923.32
Average: 50,800.21

                                  Top
                                  ---



2. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($) GREATER THAN 400K

-----------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL                                                 % OF      % OF
CURRENT MORTGAGE LOAN                # OF      PRINCIPAL                                     % OF    PRIMARY    SINGLE       % OF
PRINCIPAL BALANCE ($) GREATER
THAN 400K                            LOANS      BALANCE       WAC     WAM    FICO   LTV    FULL DOC    RESI     FAMILY     PURCHASE
-----------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00               94     42,030,596.33   7.646    345     625  81.66    47.18      95.67     77.6        28.08
-----------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00               23     12,968,800.17   7.374    332     641  73.16    40.75        100    73.73         29.5
-----------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00                9      5,740,840.79    6.97    356     679  75.78    34.33      88.78    45.02        44.05
-----------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00                4      3,026,868.84   7.741    355     693  66.68        0        100      100        26.37
-----------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                3      2,515,188.70   8.483    293     608  62.24    33.18        100    66.82        33.18
-----------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00              4      3,899,823.05   7.802    266     629  70.85        0      75.04    75.03        24.97
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               137     70,182,117.88   7.583    338     635  77.67    39.78       95.1    74.66        29.59
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 401,716.23
Maximum: 995,845.33
Average: 512,278.23

                                  Top
                                  ---

3. FICO SCORE NA OR LESS THAN 600

---------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL                                                    % OF      % OF
FICO                         # OF      PRINCIPAL                                       % OF      PRIMARY    SINGLE         % OF

SCORE NA OR LESS THAN 600    LOANS      BALANCE        WAC     WAM     FICO    LTV    FULL DOC     RESI     FAMILY       PURCHASE
---------------------------------------------------------------------------------------------------------------------------------
476 - 500                       7     1,094,454.60    9.309    357     500    76.76    53.43       83.71      100          11.32
---------------------------------------------------------------------------------------------------------------------------------
501 - 525                     201    30,652,151.90    8.789    354     514    76.67    71.51        96.5       85           4.51
---------------------------------------------------------------------------------------------------------------------------------
526 - 550                     319    49,034,627.73    8.647    352     538    75.82    73.76       97.07    82.39          11.36
---------------------------------------------------------------------------------------------------------------------------------
551 - 575                     373    59,054,012.40    8.413    348     563    77.29    69.68       96.81    82.28           8.88
---------------------------------------------------------------------------------------------------------------------------------
576 - 600                     355    56,138,501.98    8.235    346     588    80.83    66.29       93.23    80.92          15.87
---------------------------------------------------------------------------------------------------------------------------------
Total:                       1255   195,973,748.61    8.484    350     556    77.84    69.92       95.73    82.44          10.83
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 599
Weighted Average: 556.0

                                  Top
                                  ---



4. ORIGINAL LOAN-TO-VALUE RATIO (GREATER THAN EQUAL TO 80)

----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL                                              % OF      % OF
ORIGINAL                         # OF       PRINCIPAL                                  % OF    PRIMARY    SINGLE      % OF
LOAN-TO-VALUE RATIO (GREATER
THAN EQUAL TO 80)                LOANS       BALANCE       WAC   WAM  FICO    LTV    FULL DOC    RESI     FAMILY    PURCHASE
----------------------------------------------------------------------------------------------------------------------------
80.00 - 84.99                     772    142,602,215.09   7.863  341  629    80.74     46.5      92.89    71.29       40.93
----------------------------------------------------------------------------------------------------------------------------
85.00 - 89.99                     400     65,797,364.98   8.105  353  599    86.11    69.28      94.13    80.23       12.56
----------------------------------------------------------------------------------------------------------------------------
90.00 - 94.99                     548     95,877,447.15   8.056  349  625     90.6     67.3      95.13    79.06       28.83
----------------------------------------------------------------------------------------------------------------------------
95.00 - 99.99                     185     32,953,301.77   7.972  350  645    95.11    84.22      99.17    83.73       34.68
----------------------------------------------------------------------------------------------------------------------------
100.00 - 104.99                    85     14,325,319.23   8.111  331  667      100    86.86        100    69.24       64.81
----------------------------------------------------------------------------------------------------------------------------
Total:                           1990    351,555,648.22   7.981  346  625    86.56    61.61      94.61    76.16       32.71
----------------------------------------------------------------------------------------------------------------------------

Minimum: 80.00
Maximum: 100.00
Weighted Average by Current Balance: 86.56

                                  Top
                                  ---



5. OCCUPANCY (SECOND HOME ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL                                                 % OF       % OF
                                # OF         PRINCIPAL                                      % OF    PRIMARY    SINGLE      % OF
OCCUPANCY
(SECOND HOME ONLY)              LOANS         BALANCE      WAC      WAM   FICO    LTV     FULL DOC   RESI      FAMILY    PURCHASE
----------------------------------------------------------------------------------------------------------------------------------
Second Home                       14       3,864,714.85   8.473     295   640    78.83     28.24       0        59.61       59.28
----------------------------------------------------------------------------------------------------------------------------------
Total:                            14       3,864,714.85   8.473     295   640    78.83     28.24       0        59.61       59.28
----------------------------------------------------------------------------------------------------------------------------------

                                  Top
                                  ---



6. OCCUPANCY (INVESTMENT ONLY)

------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                   % OF     % OF
                               # OF      PRINCIPAL                                    % OF       PRIMARY   SINGLE      % OF

OCCUPANCY (INVESTMENT ONLY)    LOANS      BALANCE         WAC   WAM   FICO    LTV    FULL DOC      RESI    FAMILY    PURCHASE
------------------------------------------------------------------------------------------------------------------------------
Investment                      247     28,125,587.48    8.49   331   639    76.28     49.1         0       45.22      40.4
------------------------------------------------------------------------------------------------------------------------------
Total:                          247     28,125,587.48    8.49   331   639    76.28     49.1         0       45.22      40.4
------------------------------------------------------------------------------------------------------------------------------

                                  Top
                                  ---

7. PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------
                                 TOTAL                                                       % OF      % OF
                   # OF        PRINCIPAL                                          % OF     PRIMARY    SINGLE     % OF

PROPERTY TYPE      LOANS        BALANCE         WAC     WAM    FICO      LTV    FULL DOC     RESI     FAMILY   PURCHASE
--------------------------------------------------------------------------------------------------------------------------
2-4 Family          255      41,510,328.54     8.106    336     645     77.58       50       69.11        0      33.39
--------------------------------------------------------------------------------------------------------------------------
Total:              255      41,510,328.54     8.106    336     645     77.58       50       69.11        0      33.39
--------------------------------------------------------------------------------------------------------------------------

                                  Top
                                  ---



8. DOCUMENTATION LEVEL (STATED DOC)

------------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL                                                 % OF     % OF
                                    # OF      PRINCIPAL                                    % OF     PRIMARY   SINGLE      % OF
DOCUMENTATION LEVEL (STATED
DOC)                                LOANS      BALANCE       WAC    WAM    FICO    LTV   FULL DOC     RESI    FAMILY    PURCHASE
------------------------------------------------------------------------------------------------------------------------------------
STD                                 1125   200,036,000.85   8.121   336     640   74.87       0        93.2   74.09       36.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1125   200,036,000.85   8.121   336     640   74.87       0        93.2   74.09       36.95
------------------------------------------------------------------------------------------------------------------------------------

                                  Top
                                  ---



9. DOCUMENTATION LEVEL (LIMITED ALT DOC)

------------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL                                                  % OF     % OF
                                   # OF     PRINCIPAL                                    % OF       PRIMARY   SINGLE      % OF
DOCUMENTATION LEVEL (LIMITED
ALT DOC)                          LOANS      BALANCE         WAC    WAM    FICO    LTV   FULL DOC     RESI    FAMILY    PURCHASE
------------------------------------------------------------------------------------------------------------------------------------
L/A                               138       26,039,866.62  7.865    355     616   79.02    0         92.2      73.28    22.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            138       26,039,866.62  7.865    355     616   79.02    0         92.2      73.28    22.97
------------------------------------------------------------------------------------------------------------------------------------

No Lite Doc Loans

                                  Top
                                  ---



10. CURRENT MORTGAGE RATES (%) (GREATER THAN 12)

--------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL                                                 % OF       % OF
                               # OF       PRINCIPAL                                     % OF     PRIMARY     SINGLE       % OF
CURRENT MORTGAGE RATES (%)
(GREATER THAN 12)              LOANS       BALANCE      WAC       WAM   FICO    LTV    FULL DOC    RESI      FAMILY     PURCHASE
--------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                  27     1,331,625.85   12.401     211    635   24.35     38.3      93.71     81.31        53.16
--------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                  32     1,574,465.05   12.903     242    649   24.19    19.87         94     61.13        49.11
--------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                  15       467,841.91   13.386     175    660    17.5    25.08      78.24     71.09         82.1
--------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                  18     1,151,035.41   13.894     176    661   20.64    12.15      88.81      44.3        57.96
--------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                  28     1,492,221.47   14.481     225    660   20.03      1.3      96.65     66.31        90.52
--------------------------------------------------------------------------------------------------------------------------------
Total:                          120     6,017,189.69    13.41     213    652   21.99    18.27      92.37     64.44        64.53
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 12.1250
Maximum: 14.5000
Weighted Average: 13.4104

                                  Top
                                  ---

11. PROPERTY TYPE (MH ONLY)

------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL                                               % OF    % OF
                                # OF         PRINCIPAL                                  % OF     PRIMARY  SINGLE     % OF

PROPERTY TYPE (MH ONLY)         LOANS         BALANCE      WAC    WAM   FICO   LTV    FULL DOC     RESI   FAMILY   PURCHASE
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing              24       2,049,254.96   9.119   338    611  83.14    74.09       96.23     0      10.07
------------------------------------------------------------------------------------------------------------------------------
Total:                            24       2,049,254.96   9.119   338    611  83.14    74.09       96.23     0      10.07
------------------------------------------------------------------------------------------------------------------------------

                                  Top
                                  ---



12. BACK RATIO

---------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL                                                    % OF     % OF
BACK                    # OF            PRINCIPAL                                         % OF    PRIMARY   SINGLE      % OF

RATIO                   LOANS            BALANCE        WAC     WAM   FICO     LTV      FULL DOC   RESI     FAMILY    PURCHASE
---------------------------------------------------------------------------------------------------------------------------------
(LESS THAN
OR EQUAL TO) 0.00         88        14,690,935.11      8.513    283    658    71.41       1.17     85.91     70.57     47.31
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                2           137,196.69      7.201    358    683    79.36          0       100       100         0
---------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00              10         2,314,304.96      8.201    339    604    80.19      68.58     80.37     63.11     52.99
---------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00             38         3,425,545.64      8.655    332    620    68.94      59.99     78.19     81.06     24.03
---------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00             87        12,273,932.93      8.159    340    615     74.1      60.65     83.97     86.55     23.29
---------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00            154        19,491,397.96      8.108    339    616    77.42       56.5     93.45     79.89     28.68
---------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00            266        37,059,635.60      8.076    344    617    77.16      59.07      91.3     76.86     24.63
---------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00            430        66,324,626.13      8.045    344    619    78.11      58.04      95.1     78.89     23.42
---------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00            575        94,193,172.25      8.066    343    620    79.12      48.95     93.12      77.6     32.79
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00            682       113,878,345.39      8.107    340    629    77.76      50.31     96.28     74.91     30.69
---------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00            653       112,110,181.40      7.986    346    618    81.16      63.73     94.42     76.45     26.78
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00            309        55,565,180.06      8.044    352    605     80.5      74.75     94.73      74.5     13.66
---------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00             44         9,081,449.98      7.918    346    612    75.31      68.26     82.13     60.27     16.64
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              2           137,934.92      8.201    209    662    68.52          0       100         0       100
---------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              1           242,326.49       7.88    356    596     91.7        100       100       100         0
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              1           169,604.43       8.75    356    658       80        100       100       100         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                  3342       541,095,769.94      8.072    342    620    78.63      56.49     93.62     76.35      27.2
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 3.09
Maximum: 70.98
Weighted Average: 40.03

                                  Top
                                  ---



13. ORIGINAL COMBINED LTV RATIOS (LOANS WITH SILENT 2ND)

----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL                                                   % OF         % OF
                                # OF      PRINCIPAL                                        % OF    PRIMARY       SINGLE     % OF
ORIGINAL COMBINED LTV RATIOS
(LOANS WITH SILENT              LOANS      BALANCE         WAC   WAM    FICO    LTV     FULL DOC    RESI         FAMILY   PURCHASE
 2ND)
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                      1      258,552.76      6.75   358    631    38.66         0        100          100          0
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                      6    2,540,181.62     7.147   356    661    57.38     25.58        100          100          2
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                     30    8,352,462.38      6.78   346    683    69.42      6.57      86.59        66.73      64.98
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                    264   54,458,666.51     7.699   323    676    79.65     29.04      93.97        65.71      84.56
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                     42    7,615,004.99     8.329   354    632    86.66     49.86      95.34        77.46       70.5
----------------------------------------------------------------------------------------------------------------------------------
Total:                           343   73,224,868.26     7.637   330    671    78.29     28.42       93.5        68.36      77.71
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 38.66
Maximum: 90.00
Weighted Average: 78.29

                                  Top
                                  ---

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.